UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2011
TriCo Bancshares
(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Constitution Ave Chico, California	95973

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On July 8, 2011, TriCo Bancshares (the “Company”) extended the maturity date of its Shareholder Rights Plan by 10 years by amending its existing Rights Agreement with Mellon Investor Services LLC, as Rights Agent. The rights issued under the Rights Agreement give holders, under certain specified circumstances, the right to purchase shares of the Company’s Series AA Junior Participating Preferred Stock at a discount to the market value of the Company’s common stock and is intended to place the Board of Directors in a favorable position to negotiate with any proposed acquirer of the Company or a controlling interest in its common stock.

Item 3.03	Material Modification to Rights of Security Holders.
On July 8, 2011, the Company amended its existing Shareholder Rights Plan to extend its maturity for 10 years until July 10, 2021.

Item 8.01	Other Events
On July 8, 2011, the Company issued a press release announcing the extension of the maturity of its existing Shareholder Rights Plan for ten years until July 10, 2021.

Item 9.01	Financial Statements and Exhibits
The exhibit list called for by this Item is incorporated by reference to the exhibit index filed as part of this report.
Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and include information about possible or assumed future events. Many possible events or factors could affect the future financial results and performance of the company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. Words such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans,” “assumes,” “projects,” “predicts,” “forecasts,” and variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.
Readers should not rely solely on forward looking statements and should consider all uncertainties and risks discussed throughout this report, as well as those discussed in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These statements are representative only on the date on which they were made, and the Company undertakes no obligation to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2011	TRICO BANCSHARES (Registrant)
	By:	/s/ Thomas J. Reddish
Thomas J. Reddish
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 4.1
Rights Agreement dated as of June 25, 2001 between TriCo Bancshares and Mellon Investor Services LLC (incorporated by reference to Exhibit 1 to Registration Statement on Form 8-A filed on July 5, 2001).

Exhibit 4.2	Amendment to Rights Agreement dated as of July 8, 2011 between TriCo Bancshares and BNY Mellon Shareowner Services LLC.

Exhibit 4.3	Amended and Restated Form of Right Certificate (included as Exhibit 1 to the Amendment to Rights Agreement included as Exhibit 4.2 to this Form 8-K).

Exhibit 99.1	Amended and Restated Form of Summary of Series AA Preferred Stock Purchase Rights (included as Exhibit 2 to the Amendment to Rights Agreement included as Exhibit 4.2 to this Form 8-K).

Exhibit 99.2	Press release issued on July 8, 2011.

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